                                                                   EXHIBIT 10.18



                              REINSURANCE AGREEMENT

                                     BETWEEN

                       METROPOLITAN LIFE INSURANCE COMPANY

                                       AND

                               CERTAIN REINSURERS

TABLE OF CONTENTS


PREAMBLE                                                                 1

ARTICLE I.  REINSURANCE DEFINITION                                       2

ARTICLE II.    REINSURANCE PREMIUMS                                      3

ARTICLE III.   ALLOWANCE                                                 4

ARTICLE IV.    MODIFIED COINSURANCE RESERVE ADJUSTMENT                   5

ARTICLE V.     REIMBURSEMENT FOR BENEFIT PAYMENTS                        6

ARTICLE VI.    EXPERIENCE REFUND                                         7

ARTICLE VII.   ACCOUNTING AND SETTLEMENTS                                8

ARTICLE VIII.  DURATION, RECAPTURE AND TERMINATION                      11

ARTICLE IX.    TERMINAL ACCOUNTING AND SETTLEMENT                       13

ARTICLE X.     METLIFE REPRESENTATIONS AND WARRANTIES                   14

ARTICLE XI.    REINSURER REPRESENTATIONS AND WARRANTIES                 16

ARTICLE XII.   ARBITRATION                                              17

ARTICLE XIII.  INSOLVENCY                                               19

ARTICLE XIV.   NON-ADMITTED REINSURANCE                                 21

ARTICLE XV.    GENERAL PROVISIONS                                       23

SCHEDULE A     POLICIES AND RISKS REINSURED                             29

SCHEDULE B     EXISTING REINSURANCE                                     41

SCHEDULE C     RESERVES                                                 42

SCHEDULE D     MODIFIED COINSURANCE RESERVE INVESTMENT CREDIT           44

SCHEDULE E     ASSET PORTFOLIO                                          45

SCHEDULE F     CEDING COMMISSIONS                                       46

SCHEDULE G     QUARTERLY REPORT FORMAT                                  47

INTERESTS AND LIABILITIES CERTIFICATE                                   51

PREAMBLE

THIS REINSURANCE AGREEMENT (the "Agreement") is made and entered into as of October 1, 2000, by and between Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010, a New York domiciled life insurance corporation, ("MetLife") and each Reinsurer, severally for its own account, that signs this Agreement (each a "Reinsurer" and all, collectively, the "Reinsurers") and a separate Interests and Liabilities Certificate (each a "Certificate" and, all collectively, the "Certificates"), which Certificates are made a part hereof.

THE BACKGROUND OF THIS AGREEMENT is that MetLife, as a consequence of its recent demutualization, has a closed block of Ordinary Life Insurance policy liabilities that MetLife wishes to cede up to ninety percent (90%) on a modified coinsurance basis and each Reinsurer, having reviewed materials provided by MetLife relating to such closed block, wishes to accept a portion of the proposed cession on that basis.

NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, the parties agree as follows:

ARTICLE I.        REINSURANCE DEFINITION

1. Policies and Risks Reinsured. In accordance with the terms and conditions hereof, MetLife hereby cedes and each Reinsurer hereby accepts severally, each for its own account, as indemnity reinsurance on a modified coinsurance basis, the quota share of MetLife's liabilities under the policies (the "Policies") listed in Schedule A, net of Existing Reinsurance as described in Schedule B, in the amount that is specified in the Certificate.

2. Conditions. This reinsurance is subject to the same limitations and conditions specified in the Policies, except as otherwise provided in this Agreement.

3. Policy Changes. MetLife must provide written notification to the Reinsurers of any program to change the original terms or conditions of a class of Policies with an aggregate face amount of more than one percent (1%) of the aggregate face amount of all Policies not later than fifteen (15) days after the change takes effect. Each Reinsurer will provide written notification to MetLife of the Reinsurer's acceptance or rejection of the change within fifteen (15) days after receipt of notice of the change. Each Reinsurer that accepts any such change will (a) assume that portion of any increase in MetLife's liability, resulting from the change, that corresponds to the reinsured portion of the Policies, and (b) receive credit for that portion of any decrease in MetLife's liability, resulting from the change, that corresponds to the reinsured portion of the Policies. The liabilities of each Reinsurer that rejects any such change will be determined as though no such change had occurred.

4. Reinstatements. If a Policy is reinstated into the MetLife Ordinary Closed Block while this Agreement is in force, the reinsurance for such Policy will be reinstated automatically and MetLife will pay each Reinsurer the Reinsurer's quota share of all amounts received by the MetLife Ordinary Life Closed Block in connection with the reinstatement of the Policy.

5. No Extracontractual Damages. No Reinsurer assumes liability under this Agreement for any damages, fines, penalties, costs or expenses, or portion thereof, levied on or assessed against MetLife by any court or regulatory body on the basis of negligence, oppression, malice, fraud, fault, wrongdoing or bad faith by MetLife in connection with any claim or for any other act or omission, unless such Reinsurer shall have received prior notice of and shall have concurred prior to the actions taken or not taken by MetLife that led to the levies or assessments, in which case, such Reinsurer shall pay its share of such levy or assessment.

ARTICLE II.       REINSURANCE PREMIUMS

1. Initial Reinsurance Premium. MetLife will pay to each Reinsurer an "Initial Reinsurance Premium" in an amount equal to the Reinsurer's quota share of the Policy Statutory Reserve, as described in Schedule C, Paragraph 1, calculated as of the date of this Agreement.

2. Renewal Reinsurance Premium. Each Accounting Period, MetLife shall pay to each Reinsurer a "Renewal Reinsurance Premium" in an amount equal to the Reinsurer's quota share of the gross Policy premiums accrued during the Accounting Period by MetLife, net of any premiums incurred under any Existing Reinsurance as defined in Schedule B. The Renewal Reinsurance Premiums paid to the Reinsurers by MetLife will be remitted to the Reinsurers at the end of the Accounting Period during which the gross premiums were accrued by MetLife.

ARTICLE III.      ALLOWANCE

1. Allowance. Each Reinsurer shall pay MetLife an "Allowance" for each Accounting Period equal to the Ceding Commission as defined in Paragraph 2 below plus the Expense Allowance as defined in Paragraph 3 below.

2.       Ceding Commission. "Ceding Commission" means (a) times (b), where:

         (a) equals the Ceding Commission Percent for the applicable calendar year as set forth in Schedule F; and

         (b)      equals the Renewal Reinsurance Premium as defined in Article
                  II.

3. Expense Allowance. "Expense Allowance" means each Reinsurer's quota share of (a) plus (b) where

         (a) equals $10.00 times the number of Policies in force at the beginning of the Accounting Period; and

         (b) equals the Taxes and Assessments as defined in Paragraph 5 below.

4. Expenses. The allowance for any expenses incurred in connection with the Policies is included in the Allowance described in Paragraph 1. This Allowance is sufficient to cover anticipated allocable renewal expenses incurred by MetLife on the Policies reinsured. The Reinsurers will not reimburse MetLife for any other expenses incurred in connection with the Policies.

5. Taxes and Assessments. "Taxes and Assessments" are the allowances for any gross state and local premium taxes (including franchise taxes to the extent measured solely by premiums) paid in cash on premiums received in respect to the Policies, as well as additive state and local taxes. Gross state and local premium taxes will be before offsets and credits, including premium tax credits from guarantee fund assessments. The Reinsurers will not reimburse MetLife for any other taxes or assessments paid by MetLife in connection with the Policies.

ARTICLE IV.       MODIFIED COINSURANCE RESERVE ADJUSTMENT

1. Initial Reserve Adjustment. Simultaneously with the payment of the Initial Reinsurance Premium, as described in Article II Paragraph 1, by MetLife to the Reinsurers, each Reinsurer will pay MetLife an initial reserve adjustment in an amount equal to the Modified Coinsurance Reserve, determined in accordance with Schedule C, Paragraph 2, calculated as of the date of this Agreement.

2. Modified Coinsurance Reserve Adjustment. The "Modified Coinsurance Reserve Adjustment" will be computed each Accounting Period equal to
         (a) minus (b) minus (c), where:

         (a) equals the Modified Coinsurance Reserve, as defined in Schedule C Paragraph 2, at the end of the current Accounting Period on the Policies;

         (b) equals the Modified Coinsurance Reserve, as defined in Schedule C Paragraph 2, at the beginning of the current Accounting Period, on the Policies; and

         (c) equals the Modified Coinsurance Reserve Investment Credit, as described in Schedule D.

3. In calculating a Terminal Accounting and Settlement payment, the reference in (a) above to "the end of the current Accounting Period" refers to the Terminal Accounting Date as described in Article IX Paragraph 2.

4. For any Accounting Period in which the amount computed in Paragraph 2 above is positive, each Reinsurer will pay MetLife such amount. For any Accounting Period in which the amount computed in Paragraph 2 above is negative, MetLife will pay each Reinsurer the absolute value of such amount.

ARTICLE V.        REIMBURSEMENT FOR BENEFIT PAYMENTS

1. Reimbursement for Benefit Payments. Each Reinsurer will pay MetLife a "Reimbursement for Benefit Payments" equal to the Reinsurer's quota share of the Benefit Payments defined in Paragraph 2.

2. Benefit Payments. "Benefit Payments", as referred to in this Agreement, means the sum of the following items:

         (a) death benefits incurred by MetLife in accordance with Policy terms, net of any death benefit reimbursements accrued by MetLife under Existing Reinsurance;

         (b) matured endowments incurred by MetLife in accordance with Policy terms, net of reimbursements for such endowments accrued by MetLife under Existing Reinsurance;

         (c) disability benefits incurred by MetLife in accordance with Policy terms, net of reimbursements for the disability benefits accrued by MetLife under Existing Reinsurance;

         (d) surrender benefits and other fund withdrawals incurred by MetLife in accordance with Policy terms, net of any surrender value reimbursements accrued by MetLife under Existing Reinsurance;

         (e) the cash surrender value of Policies transferred to nonforfeiture extended term insurance, net of any reserve credit established by MetLife under Existing Reinsurance;

         (f) interest credited to Policies by MetLife in accordance with Policy terms, net of any reimbursements for such credits accrued by MetLife under Existing Reinsurance; and

         (g) dividends and any additional amounts incurred or credited by MetLife arising from the declaration of interest, mortality or expense more favorable than guaranteed on the Policies after the date of this Agreement, net of any corresponding reimbursements accrued by MetLife under Existing Reinsurance.

3. Liability and Payment. The Reinsurers will accept the decision of MetLife with respect to the determination and payment of Policy Benefit Payments. Each Reinsurer will pay the Reimbursement for Benefit Payments in a lump sum to MetLife without regard to the form of settlement by MetLife.

ARTICLE VI.       EXPERIENCE REFUND

1. General. For the period set forth in Paragraph 2, each Reinsurer will pay an Experience Refund to MetLife equal to the Trial Experience Refund detailed in Paragraph 3 below at the end of each Accounting Period with respect to the reinsurance hereunder, if such Trial Experience Refund is positive for that Accounting Period. If the Trial Experience Refund is negative for the current Accounting Period, then the Experience Refund is set equal to zero and the absolute value of the negative amount will be carried forward and included in the Memorandum Account calculation as described in Article VII, Paragraph 9, and will be offset against any future positive Trial Experience Refunds in accordance with item (v) of part (b) of the formula detailed in Paragraph 3 below.

2. Period. Each Reinsurer will pay an Experience Refund at the end of each Accounting Period up to and including the last Accounting Period ending prior to the tenth anniversary of the Reinsurance Agreement.

3. Trial Experience Refund. With respect to each Accounting Period, the "Trial Experience Refund" for any Reinsurer will be equal to (a) minus
         (b), where:

         (a)      equals the sum of:

                  (i) the Renewal Reinsurance Premium determined in accordance with Article II; and

                  (ii) any Modified Coinsurance Reserve Adjustment payable to the Reinsurer determined in accordance with
                           Article IV; and

         (b)      equals the sum of:

                  (i) the Reimbursement for Benefit Payments, determined in accordance with Article V;

                  (ii)     the Allowance determined in accordance with Article
                           III;

                  (iii) any Modified Coinsurance Reserve Adjustment payable to MetLife determined in accordance with Article IV;

                  (iv) the Expense and Risk Charge determined in accordance with Paragraph 2 of the Reinsurer's Certificate; and

                  (v) the balance of the Memorandum Account, as described in Article VII, Paragraph 9, at the end of the preceding Accounting Period, with accrued interest thereon.

ARTICLE VII.      ACCOUNTING AND SETTLEMENTS

1. Accounting Period. Each "Accounting Period" under this Agreement will be quarterly, except that: (a) the initial Accounting Period runs from the date of this Agreement through the last day of the calendar quarter during which the date of this Agreement falls, and (b) the final Accounting Period runs from the end of the preceding Accounting Period until the Terminal Accounting Date of this Agreement, as described in
         Article IX, Paragraph 2.

2. Quarterly Accounting Reports. MetLife shall submit quarterly accounting reports in the form of Schedule G to each Reinsurer for each Accounting Period not later than forty-five (45) days after the end of each Accounting Period. Such reports will include information on the amount of the Initial Reinsurance Premium, Renewal Reinsurance Premium, the Allowance, Benefit Payments, Experience Refund, Expense and Risk Charge, Memorandum Account, Modified Coinsurance Reserve, Modified Coinsurance Reserve Investment Credit, Policy cash value, and the market and book value of the Asset Portfolio.

3.       Quarterly Settlements.

         (a) At the end of each Accounting Period, MetLife will pay each Reinsurer the sum of:

                  (i) Renewal Reinsurance Premium determined in accordance with Article II; and

                  (ii) any Modified Coinsurance Reserve Adjustment payable to the Reinsurer determined in accordance with
                           Article IV.

         (b)      Simultaneously, the Reinsurer will pay MetLife the sum of:

                  (i) Reimbursement for Benefit Payments, determined in accordance with Article V;

                  (ii)     the Allowance determined in accordance with Article
                           III;

                  (iii) Any Modified Coinsurance Reserve Adjustment payable to MetLife determined in accordance with Article IV; and

                  (iv)     Any Experience Refund determined in accordance with
                           Article VI.

4. Amounts Due Quarterly. Except as otherwise specifically provided in this Agreement, all amounts due to be paid to either MetLife or each Reinsurer under this Agreement will be determined on a net basis at the end of each

         Accounting Period. Net amounts due the Reinsurer will be payable within sixty (60) days after the end of each Accounting Period. Net amounts due MetLife will be payable fifteen (15) days after the receipt of the quarterly accounting report with respect to such Accounting Period.

5. Annual Accounting Reports. MetLife will provide annual accounting reports to the Reinsurers within forty-five (45) days after the end of the calendar year for which such reports are prepared. These reports will contain sufficient information about the Policies to enable each Reinsurer to prepare its annual financial reports and to verify the information reported in Schedule G, and will include Exhibit 8 (Aggregate Reserve for Life Policies and Contracts) by reserve basis, Page 7 (Analysis of Increase in Reserves and Deposit Funds During the
         Year), Pages 24-25 (Exhibit of Life Insurance), Schedule S of the Annual Statement and the Risk-Based Capital report.

6. Estimations. If the amounts required in Paragraph 3 above cannot be determined by the dates described in Paragraph 4 above, on an exact basis, such amounts will be estimated in accordance with reasonable actuarial methods that will approximate the actual amounts. Adjustments to payments based upon such estimates will then be made to reflect actual amounts when such amounts become available.

7. Delayed Payments. For purposes of Paragraph 4 above, if there is a delayed settlement of a payment due, interest will be payable for the number of days from the due date through the date paid, at an annualized rate equal to the sum of (i) the one month London Interbank Offered Rate (LIBOR) as published by The Wall Street Journal at the end of the Accounting Period plus (ii) 100 basis points.

8. Offset of Payments. All monies due either MetLife or a Reinsurer under this Agreement will be offset against each other, dollar for dollar, regardless of any insolvency of either party.

9. Memorandum Account. Should the settlement formula described in Paragraph 3 above, produce an amount due MetLife, the Reinsurer will pay such amount in cash or its equivalent within fifteen (15) days after the quarterly accounting report is received by the Reinsurer. Solely for the purpose of calculating Trial Experience Refunds, the Terminal Settlement and any Supplementary Settlement as defined herein, each Reinsurer will establish a "Memorandum Account" in which such amounts paid to MetLife and all future such payments will accrue with interest at the Memorandum Account Rate described in Paragraph 10 below. The balance of the Memorandum Account at the beginning of any Accounting Period will equal absolute value of any negative Trial Experience Refund determined in accordance with Article VI, Paragraph 3, for the preceding Accounting Period. These losses, and accrued interest thereon, will be carried forward to subsequent Accounting Periods and will be a deduction item in the calculation of future Trial Experience Refunds in accordance with Article VI, Paragraph 3.

10. Memorandum Account Rate. The Memorandum Account Rate at the end of each Accounting period will be equal to Modified Coinsurance Reserve Investment Rate determined in accordance with Schedule D, Paragraph 1, but not less than zero.

11. Tax Election. With respect to reinsurance ceded under the Agreement to any Reinsurer that is subject to US taxation as represented in Paragraph 4 of its Certificate, the parties shall make a joint election, in accordance with Treas. Reg. 1.848-2(g)(8) (the "Regulation"), issued December 28, 1992, under Section 848 of the Code, and:

         The party with the net positive consideration under this Agreement shall capitalize specified policy acquisition expenses, with respect to this Agreement, without regard to the general deductions limitations of
         Section 848(c)(1) of the Code;

         The election shall take effect as of the date of this Agreement and shall remain in effect for all subsequent years that this Agreement remains in effect; and

         Each party shall attach a schedule to its federal income tax return for its first taxable year ending after the election becomes effective that identifies the agreements (including this agreement) for which joint elections have been made under the Regulation.

         Pursuant to this joint election:

         each party shall exchange information pertaining to the amount of net consideration under this Agreement to assure consistency or as may otherwise be required by the Internal Revenue Service;

         MetLife shall submit its calculation of the "net consideration" as defined under Treas. Reg. 1.848-2(f) to the Reinsurer not later than May 1st for each and every tax year for which this Agreement is in effect;

         The Reinsurer may challenge such calculation within ten (10) working days of receipt of MetLife's calculation; and

         The parties will act in good faith to reach agreement as to the correct amount of net consideration whenever there is disagreement as to the amount of net consideration, as determined under Treas. Reg. 1.848-2(f).

ARTICLE VIII.     DURATION, RECAPTURE AND TERMINATION

1. Duration. Except as otherwise provided herein, this Agreement is unlimited in duration.

2. Reinsurer's Liability. The liability of each Reinsurer with respect to any Policy reinsured hereunder will begin on the date of this Agreement. The Reinsurer's liability with respect to any Policy reinsured hereunder will terminate on the earliest of (i) the date such Policy is recaptured; (ii) the date MetLife's liability on such Policy is terminated; or (iii) the date this Agreement is terminated. In no event shall this Paragraph be construed as providing a unilateral right of the Reinsurer to terminate this Agreement.

3. Recapture. Reinsurance ceded to any Reinsurer hereunder may be separately recaptured at MetLife's option:

         (a) at any time following the fifth anniversary of the Reinsurance Agreement, provided that each Reinsurer's liability will be recaptured in proportion to the ratio of total liability recaptured to the total liability then reinsured hereunder;

         (b) in the event that the rating assigned to such Reinsurer by any of A. M. Best Company for financial condition, operating performance and market profile; Moody's Investors Service for financial strength; or Standard and Poor's Corporation for financial strength, as represented and warranted in the Reinsurer's Certificate, shall be reduced by two grades, in which case such recapture must be one hundred percent (100%) of such Reinsurer's liability;

         (c) if MetLife shall, for any reason, not be entitled to all relevant statement credit for the cession of reinsurance to a Reinsurer in its Annual Statement as filed in its domiciliary state, in which case such recapture must be one hundred percent (100%) of such Reinsurer's liability;

         (d) in the event of a change in ultimate voting control of the Reinsurer or its ultimate controlling person; provided, further, that the Reinsurer shall notify MetLife of any such change in voting control within five (5) days after the date of such change; or

         (e) in the event that the Reinsurer ceases to have the U.S. tax status then represented and warranted in its Certificate: provided, however, that MetLife may not effect a recapture hereunder if the Reinsurer shall, as soon as practicable and before the as of date of the next MetLife quarterly or annual statement, agree to enter into the appropriate tax election agreement with MetLife similar to that then currently in use hereunder for the Reinsurer's new status.

         MetLife will provide thirty (30) days advance notice prior to the effective date of recapture. Such recapture will be subject to the payment of a Terminal Accounting and Settlement as described in Article IX.

4. Internal Replacements. Should MetLife, its affiliates, successors or assigns, initiate a "Program of Internal Replacement" that includes any of the Policies reinsured hereunder, MetLife will immediately notify the Reinsurers. All solicited replacement policies will be treated as recaptured rather than surrendered. Each Reinsurer may elect at its sole option to treat either all policies reinsured hereunder as recaptured or all policies of the issue year(s) in which policies were internally replaced as recaptured. Such recapture will be subject to the payment of a Terminal Accounting and Settlement by MetLife to the Reinsurer as described in Article IX. For purposes of this Agreement, the term "Program of Internal Replacement" means any effort by MetLife, its affiliates, successors or assigns generally to solicit replacements of Policies by which a Policy or any portion of the cash value of a Policy is exchanged for another policy or contract that is not reinsured under this Agreement; provided, however, that providing unsolicited replacements at the request of a Policy owner shall not be considered a Program of Internal Replacement.

5. Termination for Nonpayment of Amounts Due. If MetLife fails to pay the Reinsurance Premiums or any other amounts due to a Reinsurer pursuant to this Agreement within ninety (90) days after the end of any Accounting Period, that Reinsurer may terminate this Agreement, subject to thirty (30) days prior written notice to MetLife. If a Reinsurer fails to pay the Reimbursement for Benefit Payments or any other amounts due to MetLife pursuant to this Agreement, within sixty (60) days after the receipt of the Quarterly Accounting Report, MetLife may terminate this Agreement as to that Reinsurer, subject to thirty (30) days prior written notice to the Reinsurer. Such termination will be subject to the payment of a Terminal Accounting and Settlement as described in Article IX Paragraph 3.

ARTICLE IX.       TERMINAL ACCOUNTING AND SETTLEMENT

1. Terminal Accounting. A Terminal Accounting and Settlement will take place if: (1) any reinsurance under this Agreement is recaptured in accordance with Article XIII Paragraph 6; (2) any portion or percentage of all reinsurance under this Agreement is recaptured in accordance with Article VIII, Paragraph 3; (3) the Policies are subject to a Program of Internal Replacement as described in Article VIII, Paragraph 4; or (4) this Agreement is terminated.

2. Terminal Accounting Date. A "Terminal Accounting Date" will be the earliest of: (1) the effective date of recapture pursuant to any notice of recapture given under this Agreement; (2) the effective date of termination pursuant to any notice of termination given under this Agreement; or (3) such other date mutually agreed in writing.

3. Settlement. The Terminal Accounting and Settlement payment to any Reinsurer will consist of:

         (a) the quarterly settlement as provided in Article VII, Paragraph 3, computed as of the Terminal Accounting Date;

         (b) payment by MetLife to the Reinsurer of a terminal reserve equal to the Modified Coinsurance Reserve on the Policies as of the Terminal Accounting Date;

         (c) payment by the Reinsurer to MetLife of a terminal reserve adjustment equal to the Modified Coinsurance Reserve on the Policies as of the Terminal Accounting Date; and

         (d) payment by MetLife to the Reinsurer of any Memorandum Account as described in Article VII, Paragraph 9, as of the Terminal Accounting Date.

         If only a portion or a percentage of all of Policies is recaptured, then the Terminal Accounting and Settlement payment described above will be made only with respect to the portion or percentage of such Policies recaptured.

4. Supplementary Accounting and Settlement. In the event that, subsequent to the Terminal Accounting and Settlement as provided above, a change is made with respect to any amounts due, a supplementary accounting will take place pursuant to Paragraph 3 above. Any amount owed to MetLife or to any Reinsurer by reason of such supplementary accounting will be paid within fifteen (15) days following the completion thereof.

ARTICLE X.        METLIFE REPRESENTATIONS AND WARRANTIES

MetLife represents and warrants, to the best of its knowledge, the following:

1. Corporate Status. MetLife is duly licensed, qualified or admitted to do business and is in good standing in all jurisdictions in which it is required to be so qualified, licensed or admitted to do business by the laws thereof.

2. Authority. MetLife has the full corporate power and authority to carry out and perform its undertakings and obligations under this Agreement. This Agreement has been duly and validly signed and delivered by MetLife. MetLife shall at all times maintain in force all such legal and regulatory authorizations as may be reasonably necessary or appropriate for the performance of its obligations under this Agreement.

3. MetLife Information. MetLife acknowledges that, at the Reinsurers' request, it has provided certain information pertaining to the MetLife Ordinary Life Insurance Closed Block for the Reinsurers' consideration. This information included but is not limited to a copy of the PricewaterhouseCoopers May 12, 2000 document captioned "Closed Block Funding for MetLife US Traditional Life and US Industrial Life" that was originally distributed to the New York State Insurance Department (the "Department") as documentation related to the overall demutualization process. MetLife represents that all factual information that it provided to the Reinsurers is complete and accurate as of the date of the document in which such information is contained. MetLife further represents that any assumptions made in providing this information were based upon informed judgment and are consistent with sound actuarial principles. MetLife further represents that it is not aware of any omissions, errors, changes or discrepancies that would materially affect this information. MetLife acknowledges that the Reinsurers have relied on this information and the foregoing representations in entering into this Agreement. The preceding representations and the information provided are not to be construed as warranties by MetLife to any Reinsurer with respect to future mortality, lapse, expense or investment experience of the Policies or their associated liabilities and assets.

4.       Other Reinsurance.

         (a) As of the date of this Agreement, MetLife has in force, with respect to the Policies, various cessions of reinsurance on a coinsurance, YRT, excess or other basis (each an "Existing Reinsurance") that it expects to continue in force under reinsurance agreements that are listed in Schedule B. MetLife reserves the right to recapture any Existing Reinsurance at any time, provided that reinsurance provided by the terms of this Agreement shall not be increased thereby as to any Reinsurer without the consent of the Reinsurer, which consent will not be unreasonably withheld.

         (b) MetLife may, from time to time, enter into other reinsurance agreements affecting the Policies reinsured. MetLife must provide written notification to the Reinsurers of any such change. Each Reinsurer will provide written notification to MetLife of the Reinsurer's acceptance or rejection of the change within fifteen (15) days after receipt of notice of the change. If the Reinsurer rejects any such change, the Policies will be considered recaptured and subject to the payment of a Terminal Accounting and Settlement as described in Article IX. Upon acceptance of any such change, Schedule B will be updated to reflect such change.

5. Administration. The Policies are subject to certain terms and conditions specified by the Department for administration as a Closed Block. Among other things, these terms and conditions require that dividends will be apportioned annually by the MetLife Board of Directors or the Committee thereof supervising the operations of the MetLife Ordinary Life Closed Block in accordance with applicable law and with objective of minimizing tontine effects and exhausting assets allocated to the MetLife Ordinary Life Closed Block with the final payment upon termination of the last Policy. MetLife will continue to administer the Policies in the ordinary course of business in accordance with the specified terms and conditions, as they may be revised from time to time.

6. Tax Status. MetLife represents and warrants that it is subject to U. S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code of 1986 (the "Code").

ARTICLE XI.       REINSURER REPRESENTATIONS AND WARRANTIES

Each Reinsurer represents and warrants, to the best of its knowledge, the following:

1. Corporate Status. The Reinsurer is duly licensed, qualified or admitted to do business and is in good standing in all jurisdictions in which it is required to be so qualified, licensed or admitted to do business by the laws thereof.

2. Authority. The Reinsurer has the full corporate power and authority to carry out and perform its undertakings and obligations under this Agreement. This Agreement has been duly and validly signed and delivered by Reinsurer. Reinsurer shall at all times maintain in force all such legal and regulatory authorizations as may be reasonably necessary or appropriate for the performance of its obligations under this Agreement.

3. Ratings. The Reinsurer shall have stated in its Certificate the ratings, as of the date of this Agreement, issued to it by A. M. Best Company for financial condition, operating performance and market profile; Moody's Investors Service for financial strength; and Standard and Poor's Corporation for financial strength. Each Reinsurer shall notify MetLife of any subsequent change in such ratings within five (5) days after of the date that a change is announced.

ARTICLE XII.      ARBITRATION

1. All disputes and differences between MetLife and any Reinsurer will be decided by arbitration, regardless of the insolvency of either party, unless the liquidator, receiver or statutory successor is specifically exempted from an arbitration proceeding by applicable law.

2. Either party may initiate arbitration by providing written notification to the other party that sets forth (a) a brief statement of the issue(s); (b) the failure of the parties to reach agreement; and (c) the date of the demand for arbitration.

3. The arbitration panel shall consist of three arbitrators who must be impartial and each of whom must, at that time, either be accredited as an arbitrator by ARIAS-US or be an active or former officer of a life insurance or reinsurance company other than the parties or their affiliates.

4. Each party shall select an arbitrator within thirty (30) days from the date of the demand. If either party shall refuse or fail to appoint an arbitrator within the time allowed, the party that has appointed an arbitrator may notify the other party that, if it has not appointed its arbitrator within the following ten (10) days, the arbitrator will appoint an arbitrator on its behalf. Within thirty (30) days of the appointment of the second arbitrator the two (2) arbitrators shall select the third arbitrator, who must also be, at that time, accredited by ARIAS-US as an umpire. If the two arbitrators fail to agree on the selection of the third arbitrator within the time allowed, the Umpire Selection Procedures of ARIAS-US, as in force at that time, shall be used to select the third arbitrator.

5. The arbitrators shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall consider equitable principles as well as industry custom and practice regarding the applicable insurance and reinsurance business. The arbitrators are released from judicial formalities and shall not be bound by strict rules of procedure and evidence.

6. The arbitrators shall determine all arbitration schedules and procedural rules and may, in their discretion, use applicable ARIAS-US forms and procedures. Organizational and other meetings will be held in New York, NY, unless the arbitrators shall otherwise provide. The arbitrators shall decide all matters by majority vote.

7. The decisions of the arbitrators shall be final and binding on both parties. The arbitrators may, in their discretion, award costs and expenses, as they deem appropriate, including but not limited to legal fees and interest. Judgment may be entered upon the final decisions of the arbitrators in any court of competent jurisdiction. The arbitrators may not award any exemplary or punitive damages.

8. Unless the arbitrators shall provide otherwise, each party will be responsible for (a) all fees and expenses charged by its respective counsel, accountants, actuaries and other representatives in connection with the arbitration and (b) one-half of the expenses of the arbitration, including the fees of the arbitrators.

ARTICLE XIII.     INSOLVENCY

1. Insolvency. In the event of the insolvency, liquidation or rehabilitation of MetLife or the appointment of a liquidator, receiver or statutory successor of MetLife, the reinsurance provided hereunder shall be payable by the Reinsurers directly to MetLife or to its liquidator, receiver or statutory successor on the basis of the liability of MetLife under the Policies without diminution because of such insolvency, liquidation, rehabilitation or appointment or because such liquidator, receiver or statutory successor of MetLife has failed to pay any or a portion of any claims.

2. Notice To Reinsurers. In any such event, the liquidator, receiver or statutory successor of MetLife shall give the Reinsurers written notice of the pendency of each claim against MetLife on a Policy within a reasonable time after each such claim is filed in the insolvency, liquidation or rehabilitation proceeding.

3. Claim Defenses. During the pendency of any such claim, each Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding in which such claim is to be adjudicated any defense or defenses that the Reinsurer may reasonably deem available to MetLife or its liquidator, receiver or statutory successor. The expenses incurred in connection therewith by the Reinsurer shall be chargeable, subject to court approval, against MetLife as part of the expenses of such insolvency, liquidation or rehabilitation to the extent of any benefit that accrues to MetLife solely as a result of the defense or defenses undertaken by the Reinsurer.

4. Two or More Reinsurers. If two or more Reinsurers are involved in the same claim and a majority in interest elects to interpose a defense to such claim, the expense shall be apportioned in accordance with the terms hereof as though such expense had been incurred by MetLife.

5. No Enlargement of Obligations. The provisions of this Article shall neither change the relationship or status of the parties or enlarge the obligations established under this agreement between MetLife and any Reinsurer, except as specifically provided, nor create any additional obligations or establish any further rights against either MetLife or any Reinsurer in favor of any other persons not parties to this Agreement.

6. Recapture Right. MetLife may, in its discretion recapture all reinsurance ceded with respect to any Reinsurer at any time during which such Reinsurer may be insolvent, as defined below, subject to the payment of a Terminal Accounting and Settlement, and any Supplemental Settlements that may be necessary or appropriate, as described in
         Article IX, Paragraphs (3) and (4). As used in the preceding sentence, "Insolvency" shall mean: (a) the filing of a voluntary petition for liquidation by or on behalf of the Reinsurer; (b) any assignment for the benefit of creditors of the Reinsurer; or (c) the appointment of a liquidator, receiver or statutory successor of the Reinsurer.

ARTICLE XIV.      NON-ADMITTED REINSURANCE

1. Letters Of Credit. If MetLife shall, at any time, reasonably determine that a Letter of Credit ("LOC") that complies with the provisions of New York Insurance Department Regulation 133, Part 79 of Title 11 of the Compilation of Codes, Rules and Regulations of the State of New York is or may be necessary for MetLife to obtain any associated regulatory statement credit for reinsurance ceded to a Reinsurer under this Agreement, MetLife shall notify the Reinsurer that an LOC in a specified principal amount shall be required hereunder.

2. Application. The Reinsurer, as the applicant for such LOC, shall, upon obtaining MetLife's advance approval of a proposed issuing bank (the "Bank"), which approval shall not be unreasonably withheld, promptly apply for and secure issuance of an LOC to MetLife, as beneficiary, in the specified principal amount; provided, however, that the Bank shall not issue the LOC until MetLife shall have approved the amount of the Bank LOC fee; and provided, further, that MetLife shall, as of the date of the LOC, reimburse the Reinsurer for the net amount of the Bank LOC fee paid by the Reinsurer; provided, however, that MetLife shall have not direct liability hereunder to the Bank.

3. Stipulations. The LOC may be drawn at any time, notwithstanding any other provisions herein and may be utilized by MetLife or any successor by operation of law, including without limitation any liquidator, rehabilitator or receiver of MetLife for the following purposes:

         (a) to reimburse MetLife for the Reinsurer's share of Policy premiums returned on account of cancellations;

         (b) to reimburse MetLife for the Reinsurer's share of surrenders and benefits or losses paid by MetLife under the terms and provisions of the Policies;

         (c) to fund an account with MetLife in an amount at least equal to the ceded reinsurance deduction from MetLife's Policy liabilities hereunder, which amount shall include, but not be limited to, amounts for Policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses and unearned premiums; provided, however, that MetLife will pay interest on funds held under this provision at the rate published in The Wall Street Journal for prime corporate loans at the majority of large U. S. money center commercial banks, which rate shall be adjusted on the last day of each month; and

         (d) to pay any other amounts that MetLife claims to be due hereunder with respect to the Policies.

         MetLife will return any amounts drawn on the LOC in excess of the actual amounts required for subparagraphs (a), (b) and (c) of this paragraph or, in the case of subparagraph (d) of this paragraph, any amounts that are subsequently determined not to be due.

         All of the foregoing provisions are to be applied without diminution because of insolvency on the part of either party.

ARTICLE XV.        GENERAL PROVISIONS

1. Policy Administration. MetLife will administer the Policies and will perform all accounting for such Policies. Claim settlements made by MetLife in good faith, including compromises, shall be unconditionally binding on the Reinsurers.

2. Audit. Upon reasonable advance notice, each Reinsurer may, at a reasonable location or locations to be designated by MetLife, audit any and all books, records, statements, correspondence, reports and other documentation that relate to the Policies. MetLife shall provide a reasonable workspace during normal business hours for such audit and shall cooperate with and disclose and produce any and all documentation reasonably requested by the auditors. The Reinsurer shall keep all information disclosed or produced for audit, including all audit reports and analyses, confidential as provided herein.

3. Annual Statement. "Annual Statement" means the Annual Statement prepared in accordance with the rules of the National Association of Insurance Commissioners and filed with the Department. If the Annual Statement blank is changed or modified, such that any item described herein does not appear on the pages, exhibits, columns and lines referred to herein, or if it should be eliminated or combined with other amounts or if the basis set out in the Annual Statement blank for calculation of any item herein should be modified so that the calculation is not consistent with the calculation of the such item described herein, then such item will be determined in accordance with a method proposed by MetLife with the consent of the Reinsurers, which consent shall not be unreasonably withheld.

4. Errors and Omissions. Any inadvertent errors or omissions on the part of one party occurring in connection with this Agreement or any transaction hereunder shall not relieve the other party from any liability to the first party that would have otherwise attached had such error or omission not occurred, provided that such error or omission is rectified as soon as practicable after discovery.

5. Indemnification and Limitation of Liability. MetLife and each Reinsurer will indemnify and hold the other, its affiliates, directors, officers, employees and all other persons and entities acting on behalf of or under the control of any of them harmless from and against any and all claims, including reasonable legal expenses, that result from any negligent, dishonest, malicious, fraudulent or criminal act or omission or arising out of or related to any incorrect representation, warranty or obligation of this Agreement or any failure or breach of this Agreement by the indemnifying party, its directors, officers, employees, other representatives or any other person or entity acting on behalf of or under the control of any of them. In no event shall any party to this Agreement be liable to any other party for punitive, indirect or consequential damages arising under this Agreement for any cause whatsoever, whether or not such party has been advised or could have foreseen the possibility of such damages.

6. Assignment, Retrocessions and Securitizations. MetLife may not assign this Agreement or any rights, duties or obligations hereunder without the prior written consent of the Reinsurers. Each Reinsurer shall retain its quota share obligations hereunder net for its own account and no Reinsurer may assign, retrocede or securitize this Agreement or any rights, duties or obligations hereunder without the prior written consent of MetLife; provided, however, that this requirement shall not apply (a) to retrocessions by a Reinsurer to another reinsurer that is under common control with such Reinsurer or (b) to the Reinsurer's general excess retrocessions in the Reinsurer's ordinary course of business.

7. Amendment and Non Waiver. This Agreement may be amended only by written agreement of the parties. Any change or modification to this Agreement shall be null and void unless made by amendment to this Agreement and signed by both parties. No waiver by either party of any default by the other party shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

8. Severability. In the event that any provision or term of this Agreement shall be held by any court to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if provisions are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out its original intent.

9. Survival. All of the provisions of this Agreement, to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights hereunder, shall survive the termination of this Agreement.

10. Choice of Law, Forum and Consent to Service. This Agreement is subject to and is to be interpreted in accordance with the laws of the State of New York without regard to the New York choice of law rules. While the parties contemplate that all disputes will be decided through arbitration as provided herein, in the event of any legal proceedings, the parties shall submit to the exclusive jurisdiction of courts of the State of New York and the United States of America located in the City of New York and shall abide by the final decision of such courts. Each Reinsurer hereby designates the Superintendent of Insurance of the State of New York as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of MetLife arising out of the Agreement. Process accepted by the Superintendent on behalf of a Reinsurer shall be forwarded to the Reinsurer at the address specified in the Reinsurer's Certificate.

11. Settlements. All reinsurance settlements shall be effected through offsetting balances, electronic funds transfers or as the parties may otherwise agree in order to carry out the purposes of this agreement.

12.      Notices.

         (a) Written notices to MetLife under this Agreement shall be effective when delivered to MetLife at the following address:

                           Roberto Baron, Vice President and Senior actuary Metropolitan Life Insurance Company
                           One Madison Avenue
                           New York, NY 10010

                  or such other address as MetLife may designate in writing as to its own address; provided, however, that any notice of change of address shall be effective only upon receipt.

         (b) Written notices to a Reinsurer under this Agreement shall be effective when delivered to the Reinsurer at the address specified in the Reinsurer's Certificate or such other address as the Reinsurer may designate in writing as to its own address, provided, however, that any notice of change of address shall be effective only upon receipt.

13. Confidentiality. All records and information obtained from or on behalf of MetLife are confidential and shall not be disclosed by any Reinsurer; provided, however, that this obligation of confidentiality shall not apply (a) if and to the extent that disclosure by a Reinsurer is required by applicable law or any court, government agency or regulatory authority or by subpoena or discovery request in pending litigation; (b) if the information is or becomes available from public information (other than as a result of prior unauthorized disclosure by the Reinsurer); (c) if the information is or was received from a third party not known by the Reinsurer to be under a confidentiality obligation with regard to such information; or (d) if the information was in the possession of the Reinsurer (having been received on a non-confidential basis) other than by reason of the reinsurance provided pursuant to this Agreement. In the event that a Reinsurer becomes legally compelled to disclose any secret or confidential information, the Reinsurer will give prompt written notice of that fact to MetLife so that MetLife may seek an appropriate remedy to prevent such disclosure.

14. Agents, Intermediaries and Representatives. All negotiations relative to this Agreement and the transactions contemplated hereby, including all communications and payments, have been and will be carried out by MetLife and the Reinsurers and designated agents thereof directly and without the intervention of any person in such manner as to give rise to any valid claim by any other person against MetLife for a finder's fee, brokerage, commission or similar payment. Any communication or payment delivered by MetLife to a designated agent, intermediary or representative of a Reinsurer shall be deemed delivered to such Reinsurer and no delivery of a communication or payment by a Reinsurer to its agent, intermediary or representative shall be deemed delivered to MetLife until actual receipt by MetLife.

15. Independent Contractor. The parties shall be deemed to be independent contractors, each with full control over its respective business affairs and operations. The Agreement shall not be construed as a partnership or joint venture and neither party hereto shall be liable for any obligations incurred by the other party except as expressly provided herein.

16. Schedules, Certificates and Captions. Schedules attached hereto are made a part of this Agreement. The Reinsurers' Certificates attached hereto are made a part of this Agreement as between MetLife and the respective signatories. Captions are provided for reference only and are not made a part of this agreement.

17. Rules of Construction. Each party acknowledges that, in the negotiation and drafting of this Agreement, it has been represented by and has relied upon the advice of counsel of its choice; that its counsel has had a substantial role in the drafting and negotiation of this Agreement; and, therefore, that the rule of construction that any ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement.

18. Counterparts. This Agreement and each Reinsurer's Certificate may be signed simultaneously in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument as to the respective signatories.

19. Entire Agreement. This Agreement, including the Schedules attached hereto and the Reinsurers' Certificates, as to their respective signatories, supersede all prior discussions and agreements between MetLife and the Reinsurers and constitute their sole and entire agreement with respect to the Policies and there are no understandings between the parties other than as expressed in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.



METROPOLITAN LIFE INSURANCE COMPANY



 By: _____________________________



 Title: ____________________________



EUROPEAN REINSURANCE COMPANY OF ZURICH



  By: _____________________________



 Title: _____________________________

SCHEDULE A        POLICIES AND RISKS REINSURED

1. Policies and Risks Reinsured. The Policies and risks reinsured under this Agreement are MetLife's net liability on the policies and riders in the MetLife Ordinary Life Closed Block, as defined in Paragraph 2 below, that are in force as of the date of this Agreement. "Net liability" means MetLife's net retained liability on all Policies.

2. MetLife Ordinary Life Closed Block. "MetLife Ordinary Life Closed Block" means the ordinary life policies and certain associated riders and benefits that were issued by MetLife and included in the closed block established pursuant to MetLife's Plan of Reorganization (the "Plan of Reorganization") Under Section 7312 of the New York Insurance Law as adopted on September 28, 1999 (and as amended and restated by amendments dated November 3, 1999 and November 16, 1999 and as amended by amendment dated March 9, 2000) by the Board of Directors. These policies include the types of policies listed in Paragraph 3, which generally constitute all of the classes of United States dollar denominated ordinary life insurance policies that were issued by MetLife for which MetLife has a currently payable dividend scale. A policy is included in the closed block only if it was either (a) in force on any date between December 31, 1998 and April 7, 2000 or (b) issued after April 7, 2000 (i) pursuant to a completed application that is received prior to April 7, 2000 at MetLife's administrative offices together with all required medical and other underwriting information and payment of the full initial premium and (ii) as applied for in accordance with the terms of the application. All associated riders and benefits to any policy in the closed block are also included in the closed block, with the exception of any rider or benefit for dividend accumulations, dividends with interest or dividends left on deposit.

3. Types of Policies. The following types of policies are included in the MetLife Ordinary Life Closed Block except for policies which continue as extended term insurance:

         Plan Code         Description

          1                Ordinary Life
          3, 8             Single Premium Whole Life
          100-101          Whole Life
          102              Whole Life with Reduced Premium Guaranteed for 5 Years
          110              Life Paid-Up at Age 75
          110              Life Paid-Up at Age 70 - Intermediate - Age Corrections at Ages 66 & Over
          115              15 Payment Life
          120, 122         20 Payment Life
          127 - 128        Juvenile 20-Payment Life
          130              30-Payment Life
          134              United Services - 34 Month LPL
          146              United Services - 46 Month LPL
          165              Life Paid-Up at Age 65
          170              Life Paid-Up at Age 70
          175              Life Paid-Up at Age 75
          183              Whole Life Paid Up at 85
          186              15-Year Income Family Protection for 20 Year
          192              Double Protection
          194              Life Premium Reduced
          195              Mortgage Redemption on Whole Life Paid-Up at 85 Ord. Rates
          200              20 PLAP
          208-209          20 Payment Life
          340              United Services 34-Month LPL
          415              15-Year Endowment
          420              20-Year Endowment
          425              25-Year Endowment
          430              30-Year Endowment
          460              United Services 46-Month LPL
          460              Endowment at Age 60
          461              Retirement Income at Age 60 - Male
          465              Endowment at Age 65
          475              Endowment at Age 75
          480              Endowment at Age 80
          483              Endowment at Age 85
          580              United Services 58-Month LPL
          650              Double Protection
          657              DP65 with Options
          658-659          Double Protection at Age 65
          861              Modified Endowment Life Option
          861              Option Life or Endowment
          881              Limited Payment Life with Deferred Annuity
          902              Century 21
          937              Decreasing Insurance Whole Life

         Plan Code         Description

          941              Life Premium Reduced
          951              Mortgage Redemption Whole Life - Paid up At Age 85 Ord. Rates
          960              Single Premium Paid-Up Whole Life
          961              Mortgage Redemption Whole Life - Intermediate Rates
          962              Single Premium Paid-Up Whole Life
          965              Single Premium Paid-Up Whole Life
          976              Limited Payment Life
          981              Convertible Limited Payment Life Paid-Up Life Option Only
          1000             Whole Life
          1001             Modified Insurance Life (Economatic)
          1003-1004        Executive Equity US / NY
          1005             Whole Life
          1006             Modified Insurance Life (Economatic)
          1007             Whole Life
          1008-1009        Life paid-Up at Age 88 (Executive Equity)
          1010             Whole Life with Cost of Living Rider
          1011             Whole Life
          1012             Modified Insurance Life (Economatic)
          1013-1014        Life Paid-Up at Age 85 (Executive Equity)
          1015             Whole Life with Cost of Living Rider
          1016             Whole Life
          1017             Modified Insurance Life (Economatic)
          1018-1019        Life Paid-Up at Age 85 (Executive Equity)
          1020             Modified Premium Life (Estate Builder)
          1021             Whole Life with Cost of Living Rider
          1022             Life Paid-Up at Age 90
          1023             Whole Life Reduced Premiums Guaranteed for 5 Years
          1024             Whole Life Revised
          1025             Modified Premium Life (Estate Builder)
          1026             Whole Life with Cost of Living Rider
          1027             Life Paid-UP at Age 90
          1029             Whole Life Revised
          1030             Joint Life
          1031             Whole Life Without Extra Protection Issue ages 45 and Under
          1032             Joint Life
          1033             Life Paid-Up at age 90
          1034             Modified Insurance Life (Economatic)
          1036             Whole Life Without Extra Protection Issue ages 45 and Under
          1038             Life Paid-Up at age 90
          1039             Modified Insurance Life (Economatic)
          1040             Whole Life
          1041             Opt 15 Payment Life
          1042             Whole Life With Return Of Cash Value Benefit
          1043             Life Paid-Up at 90 under $10,000
          1044             Whole Life with Cost of Living Rider
          1045             Whole Life
          1047             Whole Life With Return Of Cash Value Benefit
          1048             Life Paid-Up at 90 under $10,000
          1049             Whole Life with Cost of Living Rider
          1050             5-Payment Life
          1052             Whole Life
          1053             Whole Life Paid-up at age 95

         Plan Code         Description

          1054             Whole Life Revised
          1055             Whole Life
          1057             Whole Life
          1058             Whole Lie Paid-up at age 95
          1059             Whole Life Revised
          1064, 1069       Modified Insurance Life (Economatic)
          1072             Life Paid-Up at Age 98
          1074             Whole Life with Cost of Living Rider
          1075             Modified Premium Life (Estate Builder)
          1077             Life Paid-Up at Age 98
          1079             Whole Life with Cost of Living Rider
          1080             Joint Life
          1081             Life Paid-Up at Age 98
          1082             Joint Life
          1083             Metromatic Life at Age 95
          1085             Life Paid-Up at Age 98
          1086             Whole Life Without Extra Protection Issue ages 45 and under
          1087             Life Paid-Up at Age 98
          1090             Whole Life - 8% Fixed Loan Rate
          1091             Life Paid-Up at Age 90 - 8% Fixed Loan Rate
          1092             Whole Life Paid-Up at Age 95 - Montana
          1095             Whole Life - 8% Fixed Loan Rate
          1096             Life Paid-Up at Age 90 - 8% Fixed Loan Rate
          1097             Life Paid-Up at Age 98
          1100, 1103       10-Payment Life
          1104             Life Paid-Up at Age 98 - Group Conversion
          1105, 1108       10-Payment Life
          1109             Life Paid-Up at Age 98
          1120-1123        Modified Insurance Life (Economatic) - without Combination Dividend Option
          1124             Life Paid-Up at Age 98
          1125-1128        Modified Insurance Life (Economatic) - without Combination Dividend Option
          1145             Life Paid-Up at Age 98
          1150             15-Payment Life
          1152             Life Paid-Up at Age 98
          1153             15-Payment Life
          1154             Life Paid-Up at Age 98
          1155             15-Payment Life
          1156-1157        Life Paid-Up at Age 98
          1158             15-Payment Life
          1169-1170        Life Paid-Up at Age 98
          1175             Life Paid-Up at Age 98
          1180-1184        Life Paid-Up at Age 98
          1187-1188        Life Paid-Up at Age 98
          1191-1192        Life Paid-Up at Age 98
          1199             Life Paid-Up at Age 98
          1200-1209        20-Payment Life
          1240             24-Payment Life
          1250             25-Payment Life
          1260             26-Payment Life
          1300, 1303       30-Payment Life
          1304             Life Paid-Up at Age 98

         Plan Code         Description

          1305             30-Payment Life
          1306-1307        Life Paid-Up at Age 98
          1308             30-Payment Life
          1309-1312        Metromatic Whole Life
          1313-1316        Metromatic Enriched Whole Life
          1320             Life Paid-Up at Age 98
          1321-1322        Whole Life - Group Conversions
          1323-1324        Whole Life - 8% Fixed Loan Rate
          1399             Life Paid-Up at Age 98
          1406-1409        Voluntary Permanent Whole Life
          1410-1411        Life Paid-Up at Age 98
          1416-1424        Life Paid-Up at Age 98
          1425-1429        Life Paid-Up at Age 98 - Group Conversions
          1482-1496        Life Paid-Up at Age 98
          1501             50-Payment Life
          1501-1504        Qualified Whole Life
          1505-1508        Qualified Life Paid-Up at 95
          1520-1531        Whole Life
          1532-1537        Life Paid-Up at Age 95
          1538-1541        Metromatic - Whole Life
          1550, 1553       Life Paid-Up at Age 55
          1555, 1558       Life Paid-Up at Age 55
          1571-1594        Whole Life
          1600             Life Paid-Up at Age 60
          1601             Life Paid-Up at Age 98 - Group Conversion
          1603, 1605       Life Paid-Up at Age 60
          1608             Life Paid-Up at Age 60
          1620, 1625       Life Paid-Up at Age 62
          1626-1649        Qualified Whole Life
          1650, 1653       Life Paid-Up at Age 65
          1655             Life Paid-Up at Age 65
          1657-1659        Life Paid-Up at Age 65
          1660-1680        Life Paid-Up at 95
          1681-1688        Whole Life - Group Conversions
          1689-1695        Life Paid-Up at 95 Group Conversions
          1701-1704        Qualified Whole Life
          1705-1708        Qualified Life Paid-Up at 95
          1720-1731        Whole Life
          1732-1737        Life Paid-Up at 95
          1738-1741        Metromatic - Whole Life
          1750, 1756       Life Paid-Up at age 75
          1771-1794        Whole Life
          1801-1806        Whole Life
          1807-1812        Life Paid-Up at 95
          1813-1833        Qualified Life Paid-Up at 95
          1834-1848        Qualified Life Paid-Up at Age 98
          1850-1852        Whole Life Paid-Up At Age 85
          1855             Juvenile Whole Life Paid-Up at 85
          1858-1859        Juvenile Whole Life Paid-Up at 85
          1860-1880        Life Paid-Up at 95
          1900-1907        Young Business & Professional Man's

         Plan Code         Description

          1910-1917        YBP Preferred Risk
          1920-1922        Pension Insurance Policy
          1922             Qualified Life Paid-Up at Age 90
          1923             Qualified Whole Life
          1923             Pension Insurance Policy
          1925-1928        Pension Insurance Policy
          1930             Qualified Life Paid-Up at age 90
          1930-1932        Pension Insurance Policy
          1932             Qualified Life Paid-Up at age 90
          1933             Pension Insurance Policy
          1933             Qualified Whole Life
          1935-1938        Pension Life Insurance Policy
          1939-1953        Qualified Life Paid-Up at Age 98
          1954-1958        Life Paid-Up at Age 98 - Group Conversion
          1959-1961        Qualified Whole Life
          1962-1964        Qualified Life-Paid Up at 95
          1965             Whole Life Group Conversion
          1966             Life-Paid Up at 95 Group Conversion
          1967-1970        Metromatic Whole Life (Group Managed)
          1971-1974        Metromatic Enriched Whole Life (Group Managed)
          1975-1978        Pension Life Insurance Policy
          1978             Qualified Whole Life
          1979-1984        Flexible Whole Life
          1985             Pension Life Insurance Policy
          1985             Qualified Life Paid-Up at age 90
          1986-1987        Pension Life Insurance Policy
          1987             Qualified Life Paid-Up at age 90
          1988             Pension Life Insurance Policy
          1988             Qualified Whole Life
          1995             Flexible Whole Life- Group Conversion
          2000             Whole Life Family Income
          2060             Supplementary Paid-Up - Metromatic - 20 Yr. IBSR
          2063             Supplementary Paid-Up - (UL) - Spouse Term Insurance Benefit
          2104             Supplementary Paid-Up - 10 Yr. IBSR
          2109-2110        Supplementary Paid-Up - 10 Yr. IBSR
          2160             Supplementary Paid-Up - 10 Yr. IBSR
          2192             Supplementary Paid-Up - Spouse 1YT  (ULA-UM)
          2202             10-Year Income Family Protection for 20 Years
          2203             15-Year Income Family Protection for 20 Years
          2203-2204        Supplementary Paid-Up - 20 Yr. IBSR
          2204             20 Year Family Protection for 20 Years
          2208-2209        Supplementary Paid-Up - 20 Yr. IBSR
          2303-2304        Supplementary Paid-Up - 30 Yr. IBSR
          2308-2309        Supplementary Paid-Up - 30 Yr. IBSR
          2506-2511        Supplementary Paid-Up - 20 Yr. IBSR
          2524-2529        Supplementary Paid-Up - Spouse 1 YT
          2536-2541        Supplementary Paid-Up - Spouse 10 YT
          2556-2557        Supplementary Paid-Up - Metromatic - Spouse 10 YT
          2602-2604        Family Protection to Age 60
          2616-2621        Supplementary Paid-Up - 10 Yr. IBSR
          2628-2633        Supplementary Paid-Up - 30 Yr. IBSR

         Plan Code         Description

          2650             Whole Life Paid-Up At Age 65 Family Income
          2664-2667        Supplementary Paid-Up - 10 Yr. IBSR
          2672-2675        Supplementary Paid-Up - 20 Yr. IBSR
          2680-2683        Supplementary Paid-Up - 30 Yr. IBSR
          2706-2711        Supplementary Paid-Up - 20 Yr. IBSR
          2724-2729        Supplementary Paid-Up - Spouse 1YT
          2736-2741        Supplementary Paid-Up - Spouse 10 YT
          2756-2757        Supplementary Paid-Up - Metromatic - Spouse 10 YT
          2816-2821        Supplementary Paid-Up - 10 Yr. IBSR
          2828-2833        Supplementary Paid-Up - 30 Yr. IBSR
          2850             Whole Life Paid-Up at age 85 Family Income
          2864-2867        Supplementary Paid-Up - 10 Yr. IBSR
          2872-2875        Supplementary Paid-Up - 20 Yr. IBSR
          2880-2883        Supplementary Paid-Up - 30 Yr. IBSR
          4041             Opt 15 Year Endowment
          4100-4109        10 Year Endowment
          4150-4159        15 Year Endowment
          4200-4209        20-Year Endowment
          4250             25 Year Endowment
          4300-4309        30-Year Endowment
          4500-4509        Endowment at Age 50
          4550-4559        Endowment at Age 55
          4600-4609        Endowment at Age 60
          4620, 4622       Endowment at Age 62
          4625, 4627       Endowment at Age 62
          4650-4655        Endowment at Age 65
          4657-4659        Endowment at Age 65
          4664             Endowment at Age 65
          4700             Endowment at Age 70
          4750             Endowment at Age 75
          4800             Endowment at Age 80
          4850             Endowment at Age 85
          4853             Endowment at Age 85
          4855, 4858       Endowment at Age 85
          4885, 4888       Endowment at Age 88
          4900-4901        Endowment at Age 90
          5103             Single Premium 10-Year Endowment
          5108             Single Premium 10-Year Endowment
          5133             Single Premium 13-Year Endowment
          5143             Single Premium 14-Year Endowment
          5153             Single Premium 15-Year Endowment
          5163             Single Premium 16-Year Endowment
          5173             Single Premium 17-Year Endowment
          5183-5184        Single Premium 18-Year Endowment
          5189             Single Premium 18-Year Endowment
          5193             Single Premium 19-Year Endowment
          5203, 5208       Single Premium 20-Year Endowment
          5213-5214        Single Premium 21-Year Endowment
          5219             Single Premium 21-Year Endowment
          5223             Single Premium 22-Year Endowment

         Plan Code         Description

          5233             Single Premium 23-Year Endowment
          5243             Single Premium 24-Year Endowment
          5253-5254        Single Premium 25-Year Endowment
          5259             Single Premium 25-Year Endowment
          5263             Single Premium 26-Year Endowment
          5273             Single Premium 27-Year Endowment
          5283             Single Premium 28-Year Endowment
          5293             Single Premium 29-Year Endowment
          5303             Single Premium 30-Year Endowment
          5313             Single Premium 31-Year Endowment
          5323             Single Premium 32-Year Endowment
          5333             Single Premium 33-Year Endowment
          5343             Single Premium 34-Year Endowment
          5353             Single Premium 35-Year Endowment
          5403             Single Premium 40-Year Endowment
          5503             Single Premium Endowment at Age 50
          5553             Single Premium Endowment at Age 55
          5563             Single Premium Endowment at Age 56
          5573             Single Premium Endowment at Age 57
          5603             Single Premium Endowment at Age 60
          5608             Endowment At Age 60
          5632, 5637       Family Endowment At Age 62
          5642, 5647       Family Anniversary At Age 62
          5650             Endowment At Age 65 Family Income
          5653, 5658       Single Premium Endowment at Age 65
          5660-5667        Family Endowment at 65
          5670-5672        Anniversary Family E65
          5675-5677        Family Anniversary Endowment at 65
          5803             Single Premium Endowment at Age 80
          5851             Endowment at Age 85 Increased Indemnity
          5853             Single Premium Endowment at Age 85
          5860-5862        Family Endowment at Age 85
          5864-5867        Family Endowment at Age 85
          5870-5872        Family Anniversary Endowment at 85
          5875-5877        Family Anniversary Endowment at 85
          5951             Mortgage Redemption Endowment at Age 85 - Ord. Rates
          5961             Mortgage Redemption Endowment at Age 85 - Int. Rates
          5973-5974        Endowment Specials
          5976             Endowment Specials Include Joint 20 Yr. End.
          5981             Convertible Limited Payment Life - Paid-Up Endowment
          6100-6102        10 Year Endowment - Individual Retirement Annuity
          6105, 6107       10 Year Endowment - Individual Retirement Annuity
          6170             Education-Estate Builder End. at Age 17
          6180             Education-Estate Builder End. at Age 18
          6190             Education-Estate Builder End. at Age 19
          6200             Education-Estate Builder End. at Age 20
          6200, 6202       20 Year Endowment Individual Retirement Annuity
          6205, 6207       20 Year Endowment Individual Retirement Annuity
          6210             Education-Estate Builder End. at Age 21
          6220             Education-Estate Builder End. at Age 22
          6230             Education-Estate Builder End. at Age 23

         Plan Code         Description

          6240             Education-Estate Builder End. at Age 24
          6250             Education-Estate Builder End. at Age 25
          6550-6551        Retirement Income at Age 55
          6600-6601        Retirement Income at Age 60
          6650             Retirement Income at Age 65 - Male
          6650             Endowment at Age 65 Individual Retirement Annuity
          6651             Retirement Income at Age 65 - Female
          6651             Endowment at Age 65 Individual Retirement Annuity Premium Continuation
                                     Option
          6655 - 6656      Endowment at Age 65 Individual Retirement Annuity Premium Continuation
                                     Option
          7101             Educational Fund/Endowment Maturing in 10 Years
          7111             Educational Fund/Endowment Maturing in 11 Years
          7121             Educational Fund/Endowment Maturing in 12 Years
          7131             Educational Fund/Endowment Maturing in 13 Years
          7141             Educational Fund/Endowment Maturing in 14 Years
          7151             Educational Fund/Endowment Maturing in 15 Years
          7161             Educational Fund/Endowment Maturing in 16 Years
          7171             Educational Fund/Endowment Maturing in 17 Years
          7181             Educational Fund/Endowment Maturing in 18 Years
          7191             Educational Fund/Endowment Maturing in 19 Years
          7201             Educational Fund/Endowment Maturing in 20 Years
          8000-8038        Survivorship Whole Life
          8100             Family Security 10-Year Term
          8101-8102        Joint Reducing Term Life (Joint Mortgage Term) - 10 Yr - 8%
          8110             Family Security 11-Year Term
          8120             Family Security 12-Year Term
          8130             Family Security 13-Year Term
          8140             Family Security 14-Year Term
          8150             Family Security 15-Year Term
          8151-8152        Joint Reducing Term Life (Joint Mortgage Term) - 15 Yr - 8%
          8160             Family Security 16-Year Term
          8170             Family Security 17-Year Term
          8180             Family Security 18-Year Term
          8190             Family Security 19-Year Term
          8200             Family Security 20-Year Term
          8201-8202        Joint Reducing Term Life (Joint Mortgage Term) - 20 Yr - 8%
          8210             Family Security 21-Year Term
          8220             Family Security 22-Year Term
          8230             Family Security 23-Year Term
          8240             Family Security 24-Year Term
          8250             Family Security 25-Year Term
          8251-8252        Joint Reducing Term Life (Joint Mortgage Term) - 25 Yr - 8%
          8260             Family Security 26-Year Term
          8270             Family Security 27-Year Term
          8280             Family Security 28-Year Term
          8290             Family Security 29-Year Term
          8300             Family Security 30-Year Term
          8301-8302        Joint Reducing Term Life (Joint Mortgage Term) - 30 Yr - 8%
          8310             Family Security 31-Year Term
          8320             Family Security 32-Year Term

         Plan Code         Description

          8330             Family Security 33-Year Term
          8340             Family Security 34-Year Term
          8350             Family Security 35-Year Term
          8360             Family Security 36-Year Term
          8370             Family Security 37-Year Term
          8380             Family Security 38-Year Term
          8390             Family Security 39-Year Term
          8400             Family Security 40-Year Term
          8410             Family Security 41-Year Term
          8420             Family Security 42-Year Term
          8430             Family Security 43-Year Term
          8440             Family Security 44-Year Term
          8450             Family Security 45-Year Term
          8460             Family Security 46-Year Term
          8470             Family Security 47-Year Term
          8480             Family Security 48-Year Term
          8490             Family Security 49-Year Term
          8500             Family Security 50-Year Term
          8510             Family Security 51-Year Term
          8520             Family Security 52-Year Term
          8530             Family Security 53-Year Term
          8540             Family Security 54-Year Term
          9001-9002        Supplementary Paid-Up Spouse
          9006-9007        Supplementary Paid-Up Spouse
          9011-9013        General Motors Dealers
          9014-9016        Guaranteed Issue Premiums Guaranteed
          9017-9019        Guaranteed Issue Premiums Not Guaranteed
          9054, 9059       Supplementary Paid-Up 5 YT on Surviving Spouse
          9100             10 Year Mortgage Term
          9102             10 Year Term with Uniform Annual Decreases
          9103             10 Year Mortgage Term
          9104             10 Year Mortgage/Scheduled 1 Year Term Insurance
          9105             10 Year Mortgage Term
          9106-9107        10 Year Term with Uniform Annual Decreases
          9108-9109        10 Year Mortgage Term
          9111-9112        Wholesale 1 and 2 Year Terms
          9140, 9143       10 Year Term with Uniform Annual Decreases
          9144-9145        10 Year Term with Uniform Annual Decreases
          9147-9148        10 Year Term with Uniform Annual Decreases
          9150             15-Year Mortgage Term
          9152             15 Year Single Life Decreasing Term
          9153             15 Year Mortgage Term
          9154             15 Year Mortgage/Scheduled 1 Year Term Insurance
          9155             15 Year Mortgage Term
          9156             15 Year Term Annual Decreases
          9157             15 Year Mortgage/Scheduled 1 Year Term Insurance
          9158-9159        15 Year Mortgage Term
          9190, 9193       15 Year Term with Uniform Annual Decreases
          9194-9195        15 Year Term with Uniform Annual Decreases
          9197-9198        15 Year Term with Uniform Annual Decreases
          9200             20-Year Mortgage Term

         Plan Code         Description

          9202             20 Year Single Life Decreasing Term
          9203-9209        20 Year Mortgage Term
          9240             20 Year Term with Uniform Annual Decreases
          9243-9245        20 Year Term with Uniform Annual Decreases
          9247-9248        20 Year Term with Uniform Annual Decreases
          9250             25-Year Mortgage Term
          9251             Mortgage Term with Premiums Payable for Entire duration of Ins. Coverage
          9252             25 Year Term with Uniform Annual Decreases
          9253             25 Year Mortgage Term
          9254             25 Year Mortgage/Scheduled 1 Year Term Insurance
          9255             25 Year Mortgage Term
          9256             25 Year Single Life Decreasing Term
          9257             25 Year Mortgage/Scheduled 1 Year Term Insurance
          9258-9259        25 Year Mortgage Term
          9290, 9293       25 Year Term with Uniform Annual Decreases
          9294-9295        25 Year Term with Uniform Annual Decreases
          9297-9298        25 Year Term with Uniform Annual Decreases
          9300             30-Year Mortgage Term
          9301             Mortgage Term with Premiums Payable for Entire Duration of Insurance Coverage
          9302             30 Year Term with Uniform Annual Decreases
          9303             30 Year Mortgage Term
          9304             30 Year Mortgage/Scheduled 1 Year Term Insurance
          9305             30 Year Mortgage Term
          9306             30 Year Term Uniform Annual Decreases - 71 Rates
          9307             30 Year Schedule Mortgage Term
          9307-9309        30 Year Mortgage Term
          9311-9312        1 Yr Term Insurance Cost of Living Policy with CPI Increases
          9313             One Year Renewable Term Policy
          9314             One Year Renewable Convertible
          9316-9317        1 Yr Term Insurance Cost of Living Policy with CPI Increases
          9318-9320        One Year Renewable Convertible Term Policy
          9325             One Year Renewable Convertible
          9340, 9343       30 Year Term with Uniform Annual Decreases
          9344-9345        30 Year Term with Uniform Annual Decreases
          9347-9348        30 Year Term with Uniform Annual Decreases
          9353             5 Year Renewable Non-Convertible Term
          9353-9354        5 Year Renewable Convertible term
          9358-9359        5 Year Renewable Convertible term
          9402-9403        10 Year Renewable Convertible Term
          9404             10 Year Convertible Non-Renewable
          9407-9408        10 Year Renewable Convertible Term
          9409             10 Year Convertible Non-Renewable
          9453             15-Year Renewable Term
          9454             15 Year Convertible Non-Renewable Term
          9503             20-Year Renewable Term
          9510-9515        Term Specials
          9650             Term to Age 65
          9652             Uniform Annual Decreasing Term to Age 65
          9653             Supplementary Paid-Up on Wife $5000 Basis
          9653             Term to Age 65
          9654             Supplementary Paid-Up Term 65 on Surviving Spouse (Spouse is a Male)

         Plan Code         Description

          9655             Supplementary Paid-Up on Wife $5000 Basis
          9656             Uniform Annual Decreasing Term to Age 65 - 71 Rates
          9658             Term to Age 65
          9659             Supplementary Paid-Up Term 65 on Surviving Spouse (Spouse is a Female)
          9660, 9663       Supplementary Paid-Up E65 Family
          9665, 9668       Supplementary Paid-Up E65 Family
          9690, 9693       Uniform Annual Decreasing Term to Age 65
          9694 9695        Uniform Annual Decreasing Term to Age 65
          9697, 9698       Uniform Annual Decreasing Term to Age 65
          9710-9715        Term Specials
          9725, 9728       Uniform Annual Decreasing Term To Age 65
          9853, 9855       Supplementary Paid-Up on Wife - Family E85
          9860, 9863       Supplementary Paid-Up on Husband - Family E85 with Income Benefit
          9865, 9868       Supplementary Paid-Up on Wife - Family E85 with Income Benefit
          9870             Term and Annuity
          9950             Mortgage Redemption Term, Ordinary Rates
          9960             Mortgage Redemption Term, Intermediate Rates
          9971, 9973       Term Specials
          9976, 9978       Term Specials

SCHEDULE B        EXISTING REINSURANCE

       UNIQUE IDENTIFIER      EFFECTIVE   NAIC GROUP     NAIC       FEDERAL ID                    NAME OF REINSURER        TYPE OF
                                 DATE        CODE       COMPANY       NUMBER                                               REINS.
                                                                        CODE
C1.010198.41-1366075.YRT       01/01/98       761        90611      41-1366075   ALLIANZ LIFE INS. CO. OF NORTH AMER        YRT/I
C1.040177.41-1366075.YRT       04/01/77       761        90611      41-1366075   ALLIANZ LIFE INSURANCE COMPANY OF N        YRT/I
C1.021577.44-0188050.YRT       02/15/77      1169        61492      44-0188050   BUSINESS MEN'S ASSURANCE COMPANY           YRT/I
C1.010177.36-0947200.YRT       01/01/77       218        62413      36-0947200   CNA INSURANCE COMPANIES                    YRT/I
C1.030171.13-2572994.YRT       03/01/71       80         86258      13-2572994   COLOGNE LIFE REINSURANCE                   YRT/I
C1.070153.06-0303370.YRT       07/01/53       901        62308      06-0303370   CONNECTICUT GENERAL LIFE INSURANCE         YRT/I
C1.010198.36-0947200.YRT       01/01/98       218        62413      36-0947200   CONTINENTAL ASSURANCE COMPANY              YRT/I
C1.010198.36-0947200.YRT       01/01/98       218        62413      36-0947200   CONTINENTAL ASSURANCE COMPANY              YRT/I
C1.020185.48-1024691.YRT       02/01/85       350        68276      48-1024691   EMPLOYERS REASSURANCE CORPORATION          YRT/I
C1.123192.AA-1460045.YRT       12/31/92                             AA-1460045   EURPOPAISHE ALLGEMINE RUCKUERS             YRT/I
C1.080196.62-1003368.YRT       08/01/96       604        87017      62-1003368   GERLING GLOBAL LIFE REINSURANCE COM        YRT/I
C1.010198.62-1003368.YRT       01/01/98       604        87017      62-1003368   GERLING GLOBAL LIFE REINSURANCE COM        YRT/I
C1.080196.AA-1560034.YRT       08/01/96                             AA-1560034   LA MUTUELLE DU MANS ASSURANCE              YRT/I
C1.100176.35-0472300.YRT       10/01/76       20         65676      35-0472300   LINCOLN NATIONAL LIFE INSURANCE COM        YRT/I
C1.040177.58-0828824.YRT       04/01/77       361        66346      58-0828824   MUNICH AMERICAN REASSURANCE COMPANY        YRT/I
C1.021877.06-0493340.YRT       02/18/77       403        67814      06-0493340   PHOENIX HOME LIFE MUTUAL INSURANCE         YRT/I
C1.010189.43-1235868.YRT       01/01/89       241        93572      43-1235868   RGA REINSURANCE COMPANY                    YRT/I
C1.010198.84-0499703.YRT       01/01/98       229        68713      84-0499703   SECURITY LIFE OF DENVER INSURANCE C        YRT/I
C1.011166.22-1211670.YRT       01/11/66                             22-1211670   SERVICEMEN'S GROUP LIFE INSURANCE C        YRT/I
C1.080196.13-1562932.YRT       08/01/96       181        67016      13-1562932   SWISS RE LIFE (MERCANTILE  & GENERA        YRT/I
C1.040177.13-1562932.YRT       04/01/77       181        67016      13-1562932   SWISS RE LIFE COMPANY AMERICA              YRT/I
C1.010198.13-1562932.YRT       01/01/98       181        67016      13-1562932   SWISS RE LIFE COMPANY AMERICA              YRT/I
C1.033077.13-1562932.YRT       03/30/77       181        67016      13-1562932   SWISS RE LIFE COMPANY AMERICA (M&G)        YRT/I
C1.030169.13-1562932.YRT       03/01/69       181        67016      13-1562932   SWISS RE LIFE COMPANY AMERICA (SBL)        YRT/I
C1.032889.13-1562932.YRT       03/28/89       181        67016      13-1562932   SWISS RE LIFE COMPANY AMERICA(LIFER        YRT/I
C1.010198.13-1562932.YRT       01/01/98       181        67016      13-1562932   SWISS RE LIFE COMPANY AMERICA(LIFER        YRT/I
C1.112183.38-0397420.YRT       11/21/83       509        80659      38-0397420   THE CANADA LIFE ASSURANCE COMPANY          YRT/I
C1.030177.95-1060502.YRT       03/01/77       468        67121      95-1060502   TRANSAMERICA OCCIDENTAL LIFE INSURA        YRT/I
C1.080196.95-1060502.YRT       08/01/96       468        67121      95-1060502   TRANSAMERICA OCCIDENTAL LIFE INSURA        YRT/I
C1.010198.95-1060502.YRT       01/01/98       468        67121      95-1060502   TRANSAMERICA OCCIDENTAL LIFE INSURA        YRT/I
C1.010177.AA-1122019.YRT       01/01/77                             AA-1122019   WORLD WIDE REASSURANCE COMPANY LTD.        YRT/I

SCHEDULE C        RESERVES

1. Statutory Reserve. The term "Statutory Reserve", as used in this Agreement with respect to the Policies, means (a) - (b) where:

         (a) is the sum of the following items that pertain to reinsurance liabilities hereunder:

                  (i) Aggregate reserve as shown on line 1 of page 3 of the Annual Statement;

                  (ii) Dividends as shown on line 7.1 of page 3 of the Annual Statement;

                  (iii) Premiums paid in advance as shown on line 9 of page 3 of the Annual Statement;

                  (iv) Interest Maintenance Reserve as shown on line 11.4 of page 3 of the Annual Statement, allowing negative balances to the extent that such negative balances are offset by other positive balances in MetLife's company-wide calculation of Interest Maintenance Reserve; and

                  (v) Allocated Asset Valuation Reserve calculated according to Paragraph 3 below; and

         (b) is the net deferred and uncollected premiums as shown in line 15 of page 2 of the Annual Statement.

2. Modified Coinsurance Reserve. The "Modified Coinsurance Reserve" equals each Reinsurer's quota share of the Statutory Reserve.

3. Allocated Asset Valuation Reserve. The "Allocated Asset Valuation Reserve" will be divided into subcomponents corresponding to the subcomponents of MetLife's Asset Valuation Reserve as presented on page 41 of the Annual Statement, namely the "fixed income other than mortgage loan" subcomponent, the "mortgage loan" subcomponent, the "common stock" subcomponent and the "real estate and other invested asset" subcomponent, each of which represents the portion of the corresponding subcomponent of MetLife's Asset Valuation Reserve that is allocable to the Asset Portfolio.

         At the date of this Agreement, each subcomponent of the Allocated Asset Valuation Reserve will equal (a) times (b) divided by (c), where:

         (a) equals MetLife's total Asset Valuation Reserve as of the end of the calendar quarter first prior to the date of this Agreement for the corresponding subcomponent;

         (b) equals the Reserve Objective for such subcomponent of the Asset Portfolio calculated using the NAIC procedures for the calculation of the Asset Valuation Reserve as of the end of the calendar quarter first prior to the date of this Agreement; and

         (c) equal MetLife's Reserve Objective as of the end of the calendar quarter first prior to the date of this Agreement for the corresponding subcomponent.

         At the end of each Accounting Period thereafter the subcomponent of the Allocated Asset Valuation Reserve will be rolled forward as though the Asset Portfolio represented the assets of a standalone company using the rules applicable to the Asset Valuation Reserve; provided, however, that:

                  (1) the tax rate used in calculating Realized Capital Gains/(Losses) Net of Taxes, as shown on lines 2 and 2a of page 41 of the Annual Statement, will be the marginal tax rate in effect at the time used by MetLife in the calculation of its company-wide Asset Valuation Reserve;

                  (2) Transfers between the default and equity components, as shown on line 10 of page 41 of the Annual statement, will be calculated if, at the end of the prior Accounting Period, the Memorandum Account as described in Article VII, Paragraph 9 is zero; and

                  (3) Voluntary Contributions, as shown on line 11 of page 41 of the Annual Statement, will be set to zero.

SCHEDULE D        MODIFIED COINSURANCE RESERVE INVESTMENT CREDIT

1. Modified Coinsurance Reserve Investment Earned Rate. The Modified Coinsurance Reserve Investment Rate for any Accounting Period will be equal to (a) / [(b)-.5x(a)], where:

         (a) equals the net investment income and realized and unrealized capital gains and losses, calculated by MetLife in accordance with Exhibit 2, Exhibit 3 and Exhibit 4 of the Annual Statement, during the current Accounting Period with respect to the Asset Portfolio, described in Schedule E; and

         (b) equals the average of the statutory values of the assets in the Asset Portfolio as of the beginning and the end of the Accounting Period. For purposes of this section, the statutory value of the assets in the Asset Portfolio includes accrued investment income less the amount of any borrowing associated with the closed block.

2. Modified Coinsurance Reserve Investment Credit. The Modified Coinsurance Reserve Investment Credit for any Accounting Period will be equal to the Modified Coinsurance Reserve Investment Rate determined according to Paragraph 1 times the Modified Coinsurance Reserve as of the beginning of the accounting period.

3. Item 1(a) of the Modified Coinsurance Reserve Investment Earned Rate formula, described above, will not be adjusted for income taxes or changes in any provision for income taxes.

SCHEDULE E        ASSET PORTFOLIO

1. Asset Portfolio. The Asset Portfolio is composed of those assets supporting the policies described in Schedule A the statement value of which will at all times equal or exceed the Statutory Reserve, as defined in Schedule C. The Asset Portfolio consists of:

         (a) all assets in the MetLife Ordinary Life Closed Block portfolio, and

         (b) additional assets maintained in separately identified segments outside of the MetLife Ordinary Life Closed Block portfolio.

2. MetLife will retain, control and own all assets held in the Asset Portfolio. Throughout the duration of this Agreement, the Asset Portfolio will continue to be managed in accordance with the laws and regulations of MetLife's domiciliary jurisdiction and the guidelines promulgated by MetLife's Board of Directors.

3. At inception, MetLife shall promptly identify to the Reinsurers (a) any assets for which no Asset Valuation Reserve component exists and (b) any derivatives in the Asset Portfolio that do not specifically hedge another asset in the Asset Portfolio. MetLife shall promptly notify the Reinsurers at any time that an asset of the type described in (a) or a derivative described in (b) above is added to or deleted from the Asset Portfolio.

SCHEDULE F        CEDING COMMISSIONS

1. The Ceding Commission Percent is a function of the calendar year of the Accounting Period as set forth in the following table:

                   2000 - 4.36%

                   2001 - 3.07%

                   2002 - 2.09%

                   2003 - 1.37%

                   2004 - 1.32%

                   2005 - 1.28%

                   2006 - 1.25%

                   2007 - 1.22%

                   2008 and later - 1.20%

SCHEDULE G        QUARTERLY REPORT FORMAT

            SAMPLE QUARTERLY STATEMENT OF ACTIVITY                  Annual        100% Met     Reinsurer's
                                                                   Statement      Ordinary     Quota Share
                                                                   Reference    Closed Block
Quota Share                                                                                           0.00%
1. Reinsurance premiums
         a. Direct Premium                                       Exh. 1, line
                                                                      20a
         b. Premiums due under Existing Reinsurance              Exh. 1, line
                                                                      20c
         c. Total reinsurance premium = a - b
2. Benefit payments
         a. Death benefits                                        p4, line 8
         b. Maturity values                                       p4, line 9
         c. Disability Benefits                                   p4, line 11
         d. Surrender values                                      p4, line 12
         e. Interest on policy and contract funds                 p4, line 14
         f.  Policyholder dividends                               p4, line 28
         g. Total benefit payments = a + b + c + d + e + f

3. Commissions and allowances
         a. % of premium ceding commission for the year
         b. Number of in-force policies at the end of the prior accounting period
         c. State and local premium taxes, including franchise    p4, line 23
         taxes to the extent measured solely by premiums and
         additive state income taxes
         d. Total commissions and allowances = (a x 1a ) + ($10 x b) + c
4. Modco adjustment
         a. Modco reserve at the end of the current accounting period
         b. Modco reserve at the end of the prior accounting period
         c. Modco investment credit = (line 4 from Modco Investment Credit worksheet) x 4b above
         d. Modco adjustment = a - b - c
5. Experience Refund
         a. Risk charge
         b. Memorandum Account at the end of the prior accounting period
         c. Applicable interest rate on the Memorandum Account                                        0.00%
         d. Experience Refund due = 1c - 2g - 3d - 4d - a - b x (1 + c), not
         less than $0
6. Quarterly cash settlement = 1c - 2g - 3d - 4d - 5d
7. Memorandum Account = 5b x (1 + 5c) - 1c + 2g + 3d + 4d + 5a, not less than $0
8. Statutory Reserve and Liability net of deferred and uncollected premiums end of current accounting period
         a. Reserve for life policies and contracts             p3, line 1, EOP
         b. Dividend liability                                  p3, line 7.1,
                                                                      EOP
         c. Premiums paid in advance                            p3, line 9, EOP
         d. Interest Maintenance Reserve                        p3, line 11.4,
                                                                      EOP
         e. Asset Valuation Reserve                             p41, line 13,
                                                                      EOP
         f. Deferred and uncollected premium                    p2, line 15,
                                                                      EOP
         g.  Statutory Reserve EOP = a + b + c + d + e - f
9. Statutory Reserve and Liability net of deferred and uncollected premiums end of prior accounting period
         a. Reserve for life policies and contracts             p3, line 1, BOP

         b. Dividend liability                                  p3, line 7.1,
                                                                      BOP
         c. Premiums paid in advance                            p3, line 9,
                                                                      BOP
         d. Interest Maintenance Reserve                        p3, line 11.4,
                                                                      BOP
         e. Asset Valuation Reserve                             p41, line 13,
                                                                      BOP
         f. Deferred and uncollected premium                    p2, line 15,
                                                                      BOP
         g.  Statutory Reserve BOP = a + b + c + d + e - f

 SAMPLE QUARTERLY CALCULATION OF MODCO INVESTMENT       Annual        MetLife       Additional       Total
                      CREDIT                          Statement       Ordinary        Assets
                                                      Reference     Closed Block
1. Assets end of accounting period
         a. Subtotal invested assets end of          p2, line 11,
         accounting period                               EOP
         b. Investment income due and accrued end    p2, line 17,
         of accounting period                            EOP
         c. Borrowed money and interest thereon      p3, line 22,
         end of accounting period                        EOP
         d. Assets end of period = a + b - c
2. Assets end of prior accounting period
         a. Subtotal invested assets end of prior    p2, line 11,
         accounting period                               BOP
         b. Investment income due and accrued end    p2, line 17,
         of prior account period                         BOP
         c. Borrowed money and interest thereon      p3, line 22,
         end of prior accounting period                  BOP
         d. Assets end of prior accounting period = a + b - c
3. Investment income
         a. Net investment income                     P4, line 4
         b. Realized capital gains before tax        Exh. 3, line
                                                       9, col 4
         c. Unrealized capital gains                 Exh. 4, line
                                                       9, col 4
         d. Investment income = a + b + c
4. Modco investment earned rate = 3d / (.5 x (1d + 2d - 3d))                                              0.00%

  Sample Quarterly Report - Invested Assets    Annual Statement      MetLife        Additional         Total
          End of Accounting Period                Reference         Ordinary          Assets
                                                                  Closed Block
         Bonds                                p2, line 1, EOP
         Preferred stock                      p2, line 2.1, EOP
         Common stock                         p2, line 2.2, EOP
         Mortgage loans - First liens         p2, line 3.1, EOP
         Mortgage loans - Other than first    p2, line 3.2, EOP
         liens
         Properties occupied by the company   p2, line 4.1, EOP
         Properties acquired in satisfaction  p2, line 4.2, EOP
         of debt
         Investment real estate               p2, line 4.3, EOP
         Policy loans                         p2, line 5, EOP
         Premium notes                        p2, line 6, EOP
         Cash and short term investments      p2, line 7, EOP
         Other invested assets                p2, line 8, EOP
         Receivable for securities            p2, line 9, EOP
         Aggregate write-in                   p2, line 10, EOP
Subtotal Invested Assets

  Sample Quarterly Report - Invested Assets    Annual Statement      MetLife        Additional         Total
       End of Prior Accounting Period             Reference         Ordinary          Assets
                                                                  Closed Block
         Bonds                                p2, line 1, BOP
         Preferred stock                      p2, line 2.1, BOP
         Common stock                         p2, line 2.2, BOP
         Mortgage loans - First liens         p2, line 3.1, BOP
         Mortgage loans - Other than first    p2, line 3.2, BOP
         liens
         Properties occupied by the company   p2, line 4.1, BOP
         Properties acquired in satisfaction  p2, line 4.2, BOP
         of debt
         Investment real estate               p2, line 4.3, BOP
         Policy loans                         p2, line 5, BOP
         Premium notes                        p2, line 6, BOP
         Cash and short term investments      p2, line 7, BOP
         Other invested assets                p2, line 8, BOP
         Receivable for securities            p2, line 9, BOP
         Aggregate write-in                   p2, line 10, BOP
Subtotal Invested Assets

                      INTERESTS AND LIABILITIES CERTIFICATE

                      INTERESTS AND LIABILITIES CERTIFICATE

                              Under and Part of the

                              REINSURANCE AGREEMENT

                           Dated as of October 1, 2000

                                     Between

                       METROPOLITAN LIFE INSURANCE COMPANY

                                       AND

                       MUNICH AMERICAN REASSURANCE COMPANY

This Interests and Liabilities Certificate, which is effective as of the date of the within Reinsurance Agreement (the "Agreement"), certifies:

1.       Quota Share. The Reinsurer's quota share shall be ten percent (10%).

2. Expense and Risk Charge. The Expense and Risk Charge for an Accounting Period shall equal the sum of (a) thirty five ten thousanths percent (0.0035%) times the Modified Coinsurance Reserve as of the beginning of the Accounting Period and (b) the reasonable cost of limiting, reducing or mitigating risk exposure of any assets described in Schedule E, paragraph 3.

3.       Current Ratings.

         The Reinsurer's current A.M. Best, Standard and Poor's and Moody's ratings are as follows: A.M. Best A+; Standard & Poor's AAA; and not rated by Moody's.

4.       Tax Status.

         The Reinsurer represents and warrants that it is subject to U. S. taxation under Subchapter L of Chapter 1 of the Code or Subpart F of
         Part III of Subchapter N of Chapter 1 of the Code.

5. New York Authorization. The Reinsurer represents and warrants that it is an authorized insurer in the State of New York; provided, further, that the Reinsurer shall notify MetLife within five (5) days of any change in that status and, in the event that the Reinsurer ceases to be an authorized insurer in the State of New York and fails, before the as of date of the next MetLife quarterly or annual financial statements, to provide an LOC or Trust that would support MetLife's statement credit, if required by MetLife, then MetLife shall have a right to recapture as otherwise provided in
         Article VIII, Paragraph (3).

6. Address. The Address of the Reinsurer is: Munich American Reassurance Company, 56 Perimeter Center East, N.E., Atlanta, Georgia 30346-2290.



IN WITNESS WHEREOF, the Reinsurer has caused this Certificate to be signed as of the date of the Agreement.

By:__________________

Title:________________

                      INTERESTS AND LIABILITIES CERTIFICATE

                              Under and Part of the

                              REINSURANCE AGREEMENT

                           Dated as of October 1, 2000

                                     Between

                       METROPOLITAN LIFE INSURANCE COMPANY

                                       AND

                     EUROPEAN REINSURANCE COMPANY OF ZURICH

                        ACTING THROUGH ITS BERMUDA BRANCH

This Interests and Liabilities Certificate, which is effective as of the date of the within Reinsurance Agreement (the "Agreement"), certifies:

1.       Quota Share. The Reinsurer's quota share shall be forty five percent
         (45%).

2. Expense and Risk Charge. The Expense and Risk Charge for an Accounting Period shall equal the sum of (a) three one thousanths percent (0.003%) times the Modified Coinsurance Reserve as of the beginning of the Accounting Period and (b) the reasonable cost of limiting, reducing or mitigating risk exposure of any assets described in Schedule E, paragraph 3.

3.       Current Ratings.

         The Reinsurer's current A.M. Best, Standard and Poor's and Moody's ratings are respectively as follows: A++ Superior, AAA and Aaa.

4.       Tax Status.

         The Reinsurer represents and warrants that it is not subject to U. S. taxation under Subchapter L of Chapter 1 or the Code or Subpart F of
         Part III of Subchapter N of Chapter 1 of the Code.

5. New York Authorization. The Reinsurer represents and warrants that it is not an authorized insurer in the State of New York; provided, further, that the Reinsurer shall notify MetLife within five (5) days of any change in that status.

6. Address. The Address of the Reinsurer is: European Reinsurance Company of Zurich, 8 Par La Ville Rd, Hamilton Bermuda, HM08



IN WITNESS WHEREOF, the Reinsurer has caused this Certificate to be signed as of the date of the Agreement.

By:__________________

Title:_________________

                      INTERESTS AND LIABILITIES CERTIFICATE

                              Under and Part of the

                              REINSURANCE AGREEMENT

                           Dated as of October 1, 2000

                                     Between

                       METROPOLITAN LIFE INSURANCE COMPANY

                                       AND

                    ZURICH INSURANCE COMPANY, BERMUDA BRANCH

This Interests and Liabilities Certificate, which is effective as of the date of the within Reinsurance Agreement (the "Agreement"), certifies:

1.       Quota Share. The Reinsurer's quota share shall be five percent (5%).

2. Expense and Risk Charge. The Expense and Risk Charge for an Accounting Period shall equal the sum of (a) thirty three ten thousanths percent (0.0033%) times the Modified Coinsurance Reserve as of the beginning of the Accounting Period and (b) the reasonable cost of limiting, reducing or mitigating risk exposure of any assets described in Schedule E, paragraph 3.

3.       Current Ratings.

         The Reinsurer's current A.M. Best, Standard and Poor's and Moody's ratings are respectively as follows: A+, AA and Aa1.

4.       Tax Status.

         The Reinsurer represents and warrants that it is not subject to U. S. taxation under Subchapter L of Chapter 1 of the Code or Subpart F of
         Part III of Subchapter N of Chapter 1 of the Code.

5. New York Authorization. The Reinsurer represents and warrants that it is not an authorized insurer in the State of New York; provided, further, that the Reinsurer shall notify MetLife within five (5) days of any change in that status.

6. Address. The Address of the Reinsurer is: Zurich Insurance Company, Bermuda Branch, The Zurich Centre, 90, Pitt's Bay Road, Pembroke, HM 08, Bermuda.



IN WITNESS WHEREOF, the Reinsurer has caused this Certificate to be signed as of the date of the Agreement.

By:__________________

Title:_________________

                      INTERESTS AND LIABILITIES CERTIFICATE

                              Under and Part of the

                              REINSURANCE AGREEMENT

                           Dated as of October 1, 2000

                                     Between

                       METROPOLITAN LIFE INSURANCE COMPANY

                                       AND

                   SECURITY LIFE OF DENVER INTERNATIONAL LTD.

This Interests and Liabilities Certificate, which is effective as of the date of the within Reinsurance Agreement (the "Agreement"), certifies:

1.       Quota Share. The Reinsurer's quota share shall be thirty percent (30%).

2. Expense and Risk Charge. The Expense and Risk Charge for an Accounting Period shall equal the sum of (a) the Expense and Risk Charge Percent set forth in Paragraph 3 below times the Modified Coinsurance Reserve as of the beginning of the Accounting Period and (b) the reasonable cost of limiting, reducing or mitigating risk exposure of any assets described in Schedule E, Paragraph 3.

3.       Expense and Risk Charge Percent.

         (a) The Expense and Risk Charge Percent is a function of the Risk-Based Capital Ratio described in (d) below as set forth in the following table:

                  Risk-Based Capital Ratio                    Expense and Risk Charge Percent

                  0.10 or less                       -        0.0027%

                  greater than 0.10 and 0.12 or less -        0.0054%

                  greater than 0.12 and 0.14 or less -        0.0108%

                  greater than 0.14 and 0.20 or less -        0.0229%

                  greater than 0.20 and 0.25 or less -        0.0500%

                  greater than 0.25                  -        0.1043%

         (b) The Risk-Based Capital Ratio will be calculated as of December 31 of every calendar year and will apply to Accounting Periods in the following calendar year. The Risk-Based Capital Ratio will remain in effect for the full calendar year unless the Trigger for Quarterly Recalculation prescribed in (c) below is greater than 10%. If such test is greater than 10% at the end of any Accounting Period, the Risk-Based Capital Ratio will be recalculated and will remain in effect for the remaining Accounting Periods of the calendar year, unless it is superseded by another Trigger for Quarterly Recalculation which is greater than 10%. For the calendar year 2000, the Risk-Based Capital Ratio will be calculated on October 1, 2000.

         (c) Trigger for Quarterly Recalculation. The Trigger for Quarterly Recalculation, calculated at the end of every Accounting Period other than December 31, is equal to the sum of the amounts defined in (iii) below over all invested asset categories identified in Schedule G of this Agreement.

                  (i) At the end of an Accounting Period other than December 31, for each asset category identified in Schedule G, (i) is equal to the amount of assets described in Schedule E, Paragraph 1(b) in such asset category divided by the total amount of assets described in Schedule E, Paragraph 1(b).

                  (ii)     For each asset category identified in Schedule G,
                           (ii) is equal to the amount of assets described in Schedule E, Paragraph 1(b) divided by the total amount of assets described in Schedule E, Paragraph 1(b) as of December 31 of the preceding calendar year.

                  (iii)    For each asset category identified in Schedule G,
                           (iii) is equal to (i) - (ii) as described above, but not less than zero.

         (d) Risk-Based Capital Ratio. The Risk-Based Capital Ratio is equal to the C-1 Component of the risk-based capital formula defined in the 1999 NAIC Risk-Based Capital for Insurers Model Act applied to the assets defined in Schedule E, Paragraph 1(b) of the Agreement divided by the amount of assets defined in Schedule E, Paragraph 1(b). If the amount of assets defined in Schedule E, Paragraph 1(b) is zero, the Risk-Based Capital Ratio is set to zero.

4.       Current Ratings.

         Since the Reinsurer is not rated by A.M. Best, Standard and Poor's and Moody's, the provisions of Article VIII Paragraph 3(b) and Article XI

         Paragraph 3 shall apply to the ratings of NAME OF COMPANY, an affiliate of the Reinsurer; provided, however, that if NAME OF COMPANY, shall (a) cease to be an affiliate of the Reinsurer; (b) at any time on or after December 31, 2000 not be rated by Standard and Poor's for financial strength; or (c) at any time on or after December 31, 2000 have a financial strength rating by Standard and Poor's of A or lower, then MetLife may within one hundred and eighty (180) days, in its discretion, elect to recapture all the outstanding liabilities ceded to the Reinsurer and such recapture will be subject to the payment of a Terminal Accounting and Settlement as described in Article IX; provided, however, that the parties may agree to substitute, without a break in protection, another affiliate of the Reinsurer for this purpose; and provided, further, if these agencies shall, at any time, assign ratings to the Reinsurer, the parties may then agree that the specified Articles shall, thereafter, apply to the ratings of the Reinsurer.

5.       Tax Status.

         The Reinsurer represents and warrants that it is subject to U. S. taxation under Subchapter L of Chapter 1 of the Code or Subpart F of
         Part III of Subchapter N of Chapter 1 of the Code.

6. New York Authorization. The Reinsurer represents and warrants that it is not an authorized insurer in the State of New York; provided, further, that the Reinsurer shall notify MetLife within five (5) days of any change in that status.

7. Address. The Address of the Reinsurer is: Security Life of Denver International Ltd., Continental Building, 25 Church Street, P.O. Box HM 1978, Hamilton HM HX Bermuda.



IN WITNESS WHEREOF, the Reinsurer has caused this Certificate to be signed as of the date of the Agreement.

By:__________________

Title:_________________